UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  October 27, 2008

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 27, 2008 at CHEST, the annual meeting of the American College of Chest Physicians (ACCP) in Philadelphia, PA, a podium presentation titled “Telavancin: A Novel Agent for Ventilator-Associated Pneumonia Due to Staphylococcus aureus” and focusing on subgroup data from the telavancin Phase 3 ATTAIN studies was presented by Dr. Andrew Shorr, M.D., M.P.H., Associate Director, Pulmonary and Critical Care Medicine, Washington Hospital Center and Associate Professor of Medicine, Georgetown University.  A copy of the slide presentation substantially all of which was presented by Dr. Shorr is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit	Description
	Exhibit 99.1	Slide presentation titled: “Telavancin: A Novel Agent for Ventilator-Associated Pneumonia Due to Staphylococcus aureus”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: October 27, 2008	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
Exhibit 99.1	Slide presentation titled: “Telavancin: A Novel Agent for Ventilator-Associated Pneumonia Due to Staphylococcus aureus”